Intellectual Property Licence
(Australia)

Dolphin Advanced Technologies Pty Ltd
ACN 007 081 996

Elixir Gaming Technologies (Hong Kong) Limited Registration number 1169921

Dolphin Products Pty Ltd
ACN 004 241 945

Gadens Lawyers

Level 25, Bourke Place

600 Bourke Street

MELBOURNE 3000

T	61 3 9252 2555
F	61 3 9252 2500

Ref:	IMD:KAS:21214152

Contents

1.	Defined meanings	1

2.	Licence	1

3.	Territory	2

4.	Term	2

5.	Licence Fee	2

6.	Obligations of the User	2

7.	Termination	3

8.	Action on termination	4

9.	No agency	4

10.	Confidentiality	4

11.	Indemnity	5

12.	General provisions	5

13.	Definitions and interpretation	7

Schedule Trade Marks		1

Patent		1

Intellectual Property Licence

Dated	February 2013

Parties

1.	Dolphin Advanced Technologies Pty Ltd ACN 007 081 996 of 600 Waterdale Road, Heidelberg West, Victoria 3081 (Assignor).

2.	Elixir Gaming Technologies (Hong Kong) Limited Registration number 1169921 of Unit 3705, The Centrium, 60 Wyndham Street, Central. Hong Kong SAR (Assignee).

3.	Dolphin Products Pty Ltd ACN 004 241 945 of 600 Waterdale Road, Heidelberg West, Victoria 3081 (User).

Background

A.	The Assignor is in the process of assigning the Intellectual Property to the Assignee.

B.	The User uses the Intellectual Property.

C.	By an unwritten licence from the Assignor, the User uses the Intellectual Property in the Territory.

D.	The User wishes to continue to use the Intellectual Property under licence in the Territory in respect of non-gaming operations.

E.	The parties wish to confirm the terms of that licence in this document.

Operative provisions

1.	Defined meanings

Words used in this document and the rules of interpretation that apply are set out and explained in the definitions and interpretation clause at the back of this document.

2.	Licence

2.1	The Proprietor grants to the User, and the User accepts, a non-transferable licence to fully exploit and use the Intellectual Property in accordance with the terms and conditions of this document, together with a right of sub-license for the Approved Purpose within the Territory only.

2.2	Without limiting the scope of clause 2.1, the Proprietor acknowledges and agrees that the User has the right to, with the prior written consent of the Proprietor:

(a)	grant sub-licences to use the Intellectual Property for the Approved Purpose in accordance with the terms of this document, as amended from time to time; and

(b)	develop and enforce quality controls with respect to the use of the Intellectual Property by the User and any sub-licensees.

2.3	Any intellectual property that is created or brought into existence by or on behalf of the User or any sub-licensee as a result of the licence granted under this document will vest in the relevant Intellectual Property Proprietor and, to the extent necessary, the User must assign or procure the assignment to the Proprietor of that intellectual property.

3.	Territory

3.1	Subject to clause 3.2, the licence granted to the User under this document extends to the Territory only and to no other area.

3.2	The Proprietor agrees that, upon written request by the User, additional countries or areas may be added to form part of the Territory subject to the written consent by the Proprietor, with such consent not to be unreasonably withheld or delayed if:

(a)	the User has an existing, or genuinely anticipates to have a, business that relates to the Approved Purpose in the proposed new countries or areas; and

(b)	the User has not committed any material breach of the terms of this agreement).

4.	Term

4.1	This document commences on the Commencement Date and continues in force for a period of five (5) years unless terminated in accordance with clause 7.

4.2	At or prior to the end of the five-year term (unless the document is terminated in accordance with clause 7), at the written request of the User, the Proprietor and the User agree to negotiate in good faith a new licence agreement for the User’s use of the Intellectual Property in the Territory in respect of non-gaming operations.

5.	Licence Fee

In consideration of receiving the licence granted in this document, the User must pay to the Proprietor the licence fee of $1.00 per annum, which the Assignor and Assignee acknowledge having received fully in advance for the entire Term. The license fee so paid is not refundable despite of any earlier termination in accordance with clause 7.

6.	Obligations of the User

6.1	The User must, and must ensure that persons to whom the User grants a sub-licence will:

(a)	not use the Intellectual Property in any way that prejudices or adversely affects the registration of the Intellectual Property or any part of the Intellectual Property, or any of the Proprietor’s rights in the Intellectual Property;

(b)	not take, or assist any other person directly or indirectly to take, action which may invalidate, prejudice or impair any of the Proprietor’s rights in the Intellectual Property or contest, challenge or oppose registration or support any application to expunge or require any disclaimer concerning the Intellectual Property;

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(c)	report to the Proprietor any infringement or threatened infringement of the rights in the Intellectual Property, or passing-off or any claim by a third party concerning the Intellectual Property immediately upon becoming aware of any such infringement, passing-off or claim by notice in writing giving full particulars and the relevant Proprietor, in its sole discretion, shall determine whether or not any action will be taken in respect of such infringement, passing-off or claim; and

(d)	provide all reasonable assistance requested by the Proprietor in relation to any legal proceedings arising from the Proprietor’s use of the Intellectual Property.

6.2	The User agrees that the User will, at the User’s cost, take whatever action is reasonably necessary, including without limitation the institution of legal proceedings, to enforce the terms of any sub-licence to protect the Proprietor’s rights in the Intellectual Property.

6.3	Notwithstanding this clause 6, the parties agree and acknowledge that the User may register on the relevant intellectual property register in the Territory its interest as a licensee of the Intellectual Property.

7.	Termination

7.1	The Proprietor may, by notice in writing, immediately terminate any and all rights granted to the User under clause 2 in respect of the Proprietor’s Intellectual Property:

(a)	if the breach is capable of remedy, a breach by the User of any of its obligations under this document that is not remedied within 14 days of the Proprietor serving the User a written notice to remedy the breach;

(b)	if the breach is not capable of remedy, a breach by the User of any of its obligations under this document;

(c)	the appointment of any type of insolvency administration in respect of the property or affairs of the User or the User suffers an Insolvency Event;

(d)	any breach of the Asset Sale Agreement by the User or the Share Sale Agreement by the Buyer (as defined under the Share Sale Agreement) and/or the User that gives the counter-party to that document a right of claim for damages, equitable relief under the applicable law and/or termination; or

(e)	the permanent discontinuance of use of the Intellectual Property by the User.

7.2	The rights conferred on the Proprietor pursuant to this clause are in addition to any other rights and remedies available to it.

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8.	Action on termination

On the termination by the Proprietor under clause 7, the User must:

(a)	immediately cease using the Proprietor’s Intellectual Property including immediately ceasing manufacturing and selling the Products by reference to the Intellectual Property;

(b)	immediately cease offering to provide any services by reference to the Intellectual Property;

(c)	immediately terminate any licences or sub-licences granted to any third parties in respect of the Proprietor’s Intellectual Property;

(d)	as soon as reasonably practicable but no longer than 21 days from the date of termination:

(i)	remove from public view all materials bearing any of the Proprietor’s Intellectual Property in its possession, custody or control and remove the Proprietor’s Intellectual Property from any internet website; and

(ii)	at the selection of the Proprietor, either deliver to the Proprietor all signs, brochures, cards and materials bearing the Proprietor’s Intellectual Property or give a written certification to the Proprietor certifying the destroy of all such signs, brochures, cards and materials;

(e)	return to the Proprietor all copies of the Intellectual Property that are in its possession, custody or control (save and except for any Records bearing the Intellectual Property which are necessary for the User to satisfy its internal reporting requirements, to comply with any applicable law and to prepare tax or other returns required of it by the applicable law); and

(f)	remove any registration it has from the relevant Intellectual Property register foreshadowed in clause 6.3.

9.	No agency

The User must not, and must ensure that its sub-licensees do not, in any manner describe itself or hold itself out as the agent of the Proprietor and the Proprietor can not be or become liable in any way whatsoever in respect of the User’s exercise of its rights under this document or any other transactions relating to this document.

10.	Confidentiality

The User must not at any time during the continuance of this document or after termination of this document disclose or make known any confidential information of the Proprietors relating to this document or activities taken under this document.

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11.	Indemnity

The User must at all times keep the Proprietor indemnified from and against all claims, demands, actions, proceedings or prosecutions which may be brought, commenced or prosecuted against the Proprietor or in which the Proprietor may be involved in consequence of or relating to the manufacture, production, provision or supply of the Products and/or services related to the Products including maintenance and repair by the User. The indemnity will extend to all costs, damages and expenses incurred by the Proprietor.

12.	General provisions

12.1	Costs

Each party must pay its own costs in relation to:

(a)	the negotiation, preparation, execution, performance, amendment or registration of, or any consent given or made; and

(b)	the performance of any action by that party in compliance with any liability arising,

under this document, or any agreement or document executed or effected under this document, unless this document provides otherwise.

12.2	GST

If any payment made by one party to any other party relating to this document constitutes consideration for a taxable supply for the purposes of GST or any similar tax, the amount to be paid for the supply will be increased so that the net amount retained by the supplier after payment of that GST is the same as if the supplier was not liable to pay GST in respect of that supply. This provision is subject to any other agreement regarding the payment of GST on specific supplies, and includes payments for supplies relating to the breach, termination of, and indemnities arising from, this document.

12.3	Duties

(a)	The User must promptly within the initial applicable period prescribed by law pay any duty payable in relation to the execution, performance and registration of this document, or any agreement or document executed or effected under this document.

(b)	The User must indemnify the Assignor and Assignee against any loss incurred by the Assignor and Assignee in relation to any duty specified in this provision, whether through default by the User under this provision or otherwise.

12.4	Assignment

A party must not transfer any right or liability under this document without the prior consent of each other party, except where this document provides otherwise.

12.5	Notices

(a)	Any notice to or by a party under this document must be in writing and signed by the sender or, if a corporate party, an authorised officer of the sender.

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(b)	Any notice may be served by delivery in person or by post or transmission by facsimile to the address or number of the recipient specified in this provision or most recently notified by the recipient to the sender.

(c)	Any notice is effective for the purposes of this document upon delivery to the recipient or production to the sender of a facsimile transmittal confirmation report before 4.00 pm local time on a day in the place in or to which the written notice is delivered or sent or otherwise at 9.00 am on the next day following delivery or receipt.

12.6	Governing law and jurisdiction

(a)	This document is governed by and construed under the law in the State of Victoria.

(b)	Any legal action in relation to this document against any party or its property may be brought in any court of competent jurisdiction in the State of Victoria.

(c)	Each party by execution of this document irrevocably, generally and unconditionally submits to the non-exclusive jurisdiction of any court specified in this provision in relation to both itself and its property.

12.7	Amendments

Any amendment to this document has no force or effect, unless effected by a document executed by the User and the Proprietor.

12.8	Third parties

This document confers rights only upon a person expressed to be a party, and not upon any other person.

12.9	Pre-contractual negotiation

This document:

(a)	expresses and incorporates the entire agreement between the parties in relation to its subject-matter, and all the terms of that agreement; and

(b)	supersedes and excludes any prior or collateral negotiation, understanding, communication or agreement by or between the parties in relation to that subject-matter or any term of that agreement.

12.10	Further assurance

Each party must execute any document and perform any action necessary to give full effect to this document, whether before or after performance of this document.

12.11	Continuing performance

(a)	The provisions of this document do not merge with any action performed or document executed by any party for the purposes of performance of this document.

(b)	Any representation in this document survives the execution of any document for the purposes of, and continues after, performance of this document.

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(c)	Any indemnity agreed by any party under this document:

(i)	constitutes a liability of that party separate and independent from any other liability of that party under this document or any other agreement; and

(ii)	survives and continues after performance of this document.

12.12	Waivers

Any failure by any party to exercise any right under this document does not operate as a waiver and the single or partial exercise of any right by that party does not preclude any other or further exercise of that or any other right by that party.

12.13	Remedies

The rights of a party under this document are cumulative and not exclusive of any rights provided by law.

12.14	Severability

Any provision of this document which is invalid in any jurisdiction is invalid in that jurisdiction to that extent, without invalidating or affecting the remaining provisions of this document or the validity of that provision in any other jurisdiction.

12.15	Counterparts

This document may be executed in any number of counterparts, all of which taken together are deemed to constitute one and the same document.

13.	Definitions and interpretation

13.1	Definitions

In this document unless the context otherwise requires:

Approved Purpose means purposes related to the design, manufacture, production, marketing, sale and distribution of the Products but must not under any circumstances related to any business of design, manufacture, production, marketing, sale and distribution of gaming chips, plaques or any gaming equipment or products for use in casino concourses;

Asset Sale Agreement means the Gaming Business and Assets Sale Agreement between the User and Dolphin Products Limited (Hong Kong) dated on or about the date of this document;

Commencement Date means the completion date of the Share Sale Agreement;

Insolvency Event means the appointment of an administrator, liquidator, receiver or controller (within the meaning of the Corporations Act 2001), or the calling of a meeting of creditors;

Intellectual Property means the trade marks and patent specified in the Schedule;

Product means automotive parts, light to medium weight (0.5 to 1,400grams) plastic products, clean room moulded products and the tooling of such parts and/or products;

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Proprietor means the person who, at the relevant point in time, is the owner of the Intellectual Property in question;

Records means all original and copy records, documents, books, files, reports, accounts, plans, correspondence, letters and papers of every description and other material regardless of their form or medium and whether coming into existence before on or after the date of this agreement, belonging or relating to or used by the User for its business including certificates of registration, minute books, statutory records and registers, books of account, tax returns, title deeds and other documents of title, customer lists, price lists, computer programs and software, and trading and financial records;

Share Sale Agreement means the Share Sale Agreement between the Assignor, Mario Turcarelli and the User dated on or about the date of this document;

Term means the period specified in clause 4 of this document; and

Territory means Australia, Canada, Thailand, Poland, Spain, Germany, China (other than Hong Kong, Macau and Taiwan), Chile, India, Malaysia and New Zealand.

13.2	Interpretation

In this document unless the context otherwise requires:

(a)	clause and subclause headings are for reference purposes only;

(b)	the singular includes the plural and vice versa;

(c)	words denoting any gender include all genders;

(d)	reference to a person includes any other entity recognised by law and vice versa;

(e)	where a word or phrase is defined its other grammatical forms have a corresponding meaning;

(f)	any reference to a Party to this document includes its successors and permitted assigns;

(g)	any reference to any agreement or document includes that agreement or document as amended at any time;

(h)	the use of the word includes or including is not to be taken as limiting the meaning of the words preceding it;

(i)	the expression at any time includes reference to past, present and future time and the performance of any action from time to time;

(j)	an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;

(k)	an agreement, representation or warranty on the part of two or more persons is for the benefit of them jointly and severally;

(l)	reference to an item is a reference to an item in the schedule to this document;

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(m)	reference to an exhibit, annexure, attachment or schedule is a reference to the corresponding exhibit, annexure, attachment or schedule in this document; and

(n)	reference to a provision described, prefaced or qualified by the name, heading or caption of a clause, subclause, paragraph, schedule, item, annexure, exhibit or attachment in this document means a cross reference to that clause, subclause, paragraph, schedule, item, annexure, exhibit or attachment.

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Schedule
Trade Marks

Country	Number	Trade mark	Class
Australia	1500937		12
Australia	1528641		9, 10, 12, 13, 17
Australia	733384	DOLPHIN	7, 28
Australia	733385		7, 28

Patent

Innovation Patent No. 2012100839

EXECUTED as a Deed.

Executed by Dolphin Advanced Technologies Pty Ltd ACN 007 081 996 in accordance with section 127 of the Corporations Act 2001 by:

/s/ Clarence Chung	/s/ Andy Tsui
Signature of Director	Signature of Director

CLARENCE (YUK MAN) CHUNG	ANDY (KIN MING) TSUI
Name of Director	Name of Director
(Block Letters)	(Block Letters)

Executed by Elixir Gaming Technologies (Hong Kong) Limited by:

/s/ Clarence Chung	/s/ Andy Tsui
Signature of Director	Signature of Director

CLARENCE (YUK MAN) CHUNG	ANDY (KIN MING) TSUI
Name of Director	Name of Director
(Block Letters)	(Block Letters)

Executed by Dolphin Products Pty Ltd ACN 004 241 945 in accordance with section 127 of the Corporations Act 2001 by:

/s/ Clarence Chung	/s/ Andy Tsui
Signature of Director	Signature of Director

CLARENCE (YUK MAN) CHUNG	ANDY (KIN MING) TSUI
Name of Director	Name of Director
(Block Letters)	(Block Letters)

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